Income Taxes - Difference Between Expected Income Tax Benefits and Income Tax Benefit Recorded in the Financial Statements (Detail) - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income taxes benefit computed at statutory rate	$ (2,380,073)	$ (1,342,859)
State income tax benefit, net	(241,633)	(136,332)
Other	74,355	20,950
Change in valuation allowance	2,547,351	1,458,241
Expected income tax benefits and income tax benefits recorded	$ 0	$ 0